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                                                                     Exhibit 1.4

                                     [LOGO]

                         DELANO TECHNOLOGY CORPORATION
             INCORPORATED UNDER THE LAWS OF THE PROVINCE OF ONTARIO

                                                                          Common
Number                                                                    Shares

       THIS CERTIFIES THAT                              CUSIP 245701 10 7


                                    SPECIMEN


       is the registered holder of

      FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE OF THE
                                CAPITAL STOCK OF

                         DELANO TECHNOLOGY CORPORATION

      transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

           The class or series of shares represented by this Certificate has rights, privileges, restrictions or conditions attached thereto and the Corporation will furnish to the holder, on demand and without charge, a full copy of the text of,

           (i) the rights, privileges, restrictions and conditions attached to the said shares and to each class authorized to be issued and to each series insofar as the same have been fixed by the directors, and

           (ii) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series, if applicable.

           IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers.

                                                           DATED:


      COUNTERSIGNED AND REGISTERED                 COUNTERSIGNED AND REGISTERED
      MONTREAL TRUST COMPANY OF CANADA  Toronto    AMERICAN SECURITIES TRANSFER    Denver
      TRANSFER AGENT AND REGISTRAR                 TRUST, INC.                   New York
                                                   TRANSFER AGENT AND REGISTRAR                      /s/
                                                                                                     ______________
                                          OR                                                         PRESIDENT

      BY:_____________________________             BY:_____________________________                  /s/
                    AUTHORIZED OFFICER                           AUTHORIZED OFFICER                  ______________
                                                                                                     SECRETARY

   TRANSFERS OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE EFFECTED AT
    THE PRINCIPAL STOCK TRANSFER OFFICE OF MONTREAL TRUST COMPANY OF CANADA IN THE CITY OF TORONTO OR AT AMERICAN SECURITIES TRANSFER & TRUST, INC.
                     IN THE CITIES OF DENVER AND NEW YORK.
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FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                              -----------------------------------------------


                              -----------------------------------------------
                              PLEASE INSERT SOCIAL INSURANCE, SOCIAL SECURITY
                                OR TAX IDENTIFICATION NUMBER OF TRANSFEREE


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                        (Name and address of transferee)


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----------------------------------------------------------------------- shares registered in the name of the undersigned on the books of the Corporation named on the face of this Certificate and represented hereby, and irrevocably constitutes and appoints


------------------------------------------------------------------the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.


     DATED:



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       (Signature of Witness)                 (Signature of Shareholder)


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATIONS OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.